Exhibit 32.1

CERTIFICATION PURSUANT TO THE SARBANES-OXLEY ACT 18 U.S.C.

SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

I, Peter Toscano, Chief Executive Officer, Principal Operating Officer and Chairman of the Board of Directors of International Power Group, Ltd. (the “Company”), do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.  This Quarterly Report on Form 10-QSB of the Company for the period ended June 30, 2006 as filed with the Securities and Exchange Commission (the “report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.  The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 20, 2006

/s/ Peter Toscano
Peter Toscano
(Chief Executive Officer, Principal Operating Officer and Chairman of the Board of Directors )